Exhibit 19.2

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               2

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.350%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.360%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.740%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $9,499,895.47                    $0.00           $9,499,895.47
  Repurchased Loan Proceeds Related to Interest                           4,489.07                     0.00                4,489.07
                                                                          --------                     ----                --------
      Total                                                          $9,504,384.54                    $0.00           $9,504,384.54
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   2,010,281.66                     0.00            2,010,281.66
                                                                      ------------                     ----            ------------
      Total                                                          $2,010,281.66                    $0.00           $2,010,281.66
  Principal:
  Principal Collections                                             $59,311,183.94                    $0.00          $59,311,183.94
  Prepayments in Full                                                25,610,519.42                     0.00           25,610,519.42
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
  Repurchased Loan Proceeds Related to Principal                        429,110.32                     0.00              429,110.32
  Payahead Draws                                                              0.00                     0.00                    0.00
      Total                                                         $85,350,813.68                    $0.00          $85,350,813.68
  Liquidation Proceeds                                                                                                  $252,870.22
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                    $85,603,683.90
  Principal Losses for Collection Period                                                                                $419,900.06
  Total Regular Principal Reduction                                                                                  $85,770,713.74
  Total Collections                                                                                                  $97,118,350.10

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $97,118,350.10
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $97,118,350.10




                                                          Page 1


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               2

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,300,459.85        $2,300,459.85                $0.00
   Amount per $1,000 of Original Balance               0.83                 0.83                 0.00
  Net Swap Payment, Tranche A2 B                  $10,000.00
  Net Swap Payment, Tranche A3 B                 $246,545.84
  Net Swap Payment, Tranche B-2                   $36,297.87


                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $391,729.33         $391,729.33                  $0.00                $0.00               $0.00
   Class A2 A Notes                  583,333.33          583,333.33                   0.00                 0.00                0.00
   Class A2 B Notes                  562,500.00          562,500.00                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  626,733.33          626,733.33                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    58,888.85           58,888.85                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,463,981.84       $3,463,981.84                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,689,669.34       $3,689,669.34               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $90,835,377.20
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount       13,824,285.21
   Third Priority Distribution Amount        54,165,000.00
   Regular Principal Distribution Amount    311,486,147.54
                                            --------------
      Principal Distribution Amount        $379,475,432.75
   Noteholder Principal Distributions:
    Class A1 Notes                                        $90,835,377.20
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                          $90,835,377.20

  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00

  Total Note and Certificate Principal Paid:             $90,835,377.20
  Collections Released to Seller                                  $0.00
  Total Available for Distribution           $97,118,350.10
  Total Distribution (incl. Servicing Fee)   $97,118,350.10

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               2

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $191.23                   $0.82                  $192.06
  Class A2 A Notes                                               0.00                    1.17                     1.17
  Class A2 B Notes                                               0.00                    1.13                     1.13
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    1.13                     1.13
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.45                     1.45
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $33.55                   $1.28                   $34.83
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $32.89                   $1.34                   $34.23


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,612,115,432.75       0.9647204              $2,521,280,055.55        0.9311726
  Class A1 Notes                               379,475,432.75       0.7988956                 288,640,055.55        0.6076633
  Class A2 A Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A2 B Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,666,280,432.75       0.9654123              $2,575,445,055.55        0.9325224

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.99%                                           4.99%
  Weighted Average Remaining Maturity (WAM)              48.12                                           47.29
  Remaining Number of Receivables                      158,523                                         156,446
  Portfolio Receivable Balance               $2,760,551,822.00                               $2,674,781,108.26


  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $12,497,811.35
  Specified Credit Enhancement Amount                                                                        $26,747,811.08
  Yield Supplement Overcollateralization Amount                                                             $130,654,960.72
  Target Level of Overcollateralization                                                                     $143,152,772.07

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               2

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $252,870.22
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Principal Losses for Collection Period                                                                          $419,900.06
  Charge-off Rate for Collection Period (annualized)                                                                          0.07%
  Cumulative Net Losses for all Periods                                                                                 $186,097.27


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,036                $16,912,041.58
  61-90 Days Delinquent                                                                           137                 $2,256,229.90
  91-120 Days Delinquent                                                                            1                    $11,900.73
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                            86                 $1,494,998.57


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0082%
  Current Collection Period                                                                                                 0.0738%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0025%
  Current Collection Period                                                                                                 0.0882%
  Three Month Average                                                                                                       0.0000%

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                     April, 2003
  Distribution Date                                                                                                       5/15/2003
  Transaction Month                                                                                                               2

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $2,066,024.76                         $0.00
  New Advances                                                                           1,990,636.85                          0.00
  Servicer Advance Recoveries                                                              956,751.65                          0.00
                                                                                           ----------                          ----
  Ending Servicer Advances                                                              $3,099,909.96                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $19,644.81                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00













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